UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2025

Snail, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41556	88-4146991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12049 Jefferson Blvd

Culver City, CA 90230

(Address of principal executive offices) (Zip Code)

+1 (310) 988-0643

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SNAL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into Material Definitive Agreement.

Convertible Promissory Notes Offering; Securities Purchase Agreements

On February 21, 2025, Snail, Inc. (the “Company”) entered into securities purchase agreements (the “Securities Purchase Agreements”) with two accredited investors (the “Investors”). Pursuant to the terms and conditions of the Securities Purchase Agreements, the Investors agreed to purchase from the Company in a private placement offering (the “Offering”) two unsecured convertible promissory notes in the aggregate principal amount of $3,300,000 (each a “Note” and together, the “Notes”) with the Investors pursuant to which the Company issued and sold to the Investors two notes with a 10% original issuance discount (“OID”), one of which is in the aggregate principal amount of $2,200,000 and had a purchase price of $2,000,000 and the other was in the aggregate principal amount of $1,100,000 and had a purchase price of $1,000,000.

The Company will pay a one-time interest charge on the principal amount of the Note at a rate of 5% when such amounts become due and payable, whether at maturity or upon acceleration or by prepayment or otherwise, as further provided herein. The maturity date is twelve (12) months from the date of issuance (the “Maturity Date”), and is the date upon which the principal amount (which includes the OID) and any accrued and unpaid interest and other fees, is due and payable.

Any outstanding principal or interest on the Notes that is not paid when due will bear interest at the rate of the lesser of: (i) 10% per annum and (ii) the maximum amount permitted by law from the due date thereof until the same is paid. Upon the occurrence of an event of default that has not been cured, the Notes will become immediately due and payable. In addition, upon an event of default, the Company will be required to pay an amount equal to the principal amount then outstanding plus accrued interest through the date of full repayment multiplied by 120%, plus applicable costs and fees. The Company may prepay the outstanding principal amount and interest due under the Notes subject to certain restrictions.

The Investors have the right at any time (subject to certain ownership limitations) to convert all or any portion of the then outstanding and unpaid principal amount of the Note into shares (the “Conversion Shares”) of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”). The per share conversion price (the “Conversion Price”) at which principal and interest under the Notes will be convertible into shares of Class A Common Stock is $5.00, subject to adjustment as provided in the Notes, provided, however, that with respect to a portion of the outstanding amount of the Notes ($577,500 for one Note and $288,750 for the other Note), the Conversion Price equals the lesser of (i) $5.00, or (ii) the Market Price (which is defined as mean 92% of the lowest dollar volume weighted average price (the “VWAP”) on any trading day during the five (5) trading days prior to the respective conversion date. “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (as defined in the Notes) during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg or other similar quotation service provider designated by the Investor.

Pursuant to the Notes, the Company will, at all times, reserve from its authorized and unissued shares of Class A common stock a sufficient number of shares to provide for the issuance of the Conversion Shares equal to the greater of: (i) an aggregate of 2,293,940 shares of Class A Common Stock (1,529,293 shares for one Note and 764,647 shares for the other Note), and (ii) an amount equal to: (a) the number of Conversion Shares issuable upon the full conversion of the Note (assuming no payment of the principal amount or interest) at a conversion price equal to the Conversion Price multiplied by (b) 1.5.

The Notes are ranked as a senior unsecured obligation of the Company with priority over all existing and future unsecured indebtedness.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the Notes or the Conversion Shares, nor shall there be an offer, solicitation or sale of the Notes or the Conversion Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

The Securities Purchase Agreements and the Notes also contain customary representations, warranties, indemnification provisions and closing conditions. The representations, warranties and covenants contained in the Securities Purchase Agreements and Notes were made only for purposes of the Securities Purchase Agreements and Notes and as of specific dates, were solely for the benefit of the parties to such agreements and are subject to certain important limitations.

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The foregoing is a summary description of certain terms of the Securities Purchase Agreements and the Notes. For a full description of all terms, please refer to the copies of the form of the Securities Purchase Agreements and the Notes that are filed herewith as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Registration Rights Agreement

On February 21, 2025, the parties entered into registration rights agreements (the “Registration Rights Agreements”), which grant the Investors certain customary registration rights in connection with the Offering with respect to the Conversion Shares. In accordance with the terms and conditions of the Registration Rights Agreements, the Company shall prepare and file with the SEC a registration statement on Form S-1 or Form S-3 (the “Registration Statement”) registering the resale of the Conversion Shares within 90 days and have such registration statement effective by within 120 days after the execution of the Registration Rights Agreements.

The foregoing is a summary description of certain terms of the Registration Rights Agreements. For a full description of all terms, please refer to a copy of the form of the Registration Rights Agreements that is filed herewith as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

 Stockholder Approval

In compliance with Nasdaq Listing Rule 5635(d), the Company shall not issue any shares of Class A common stock underlying the Notes if the issuance of such shares of Class A common stock would the aggregate number of shares of Class A common stock that the Company may issue upon conversion of the Notes without breaching the Company’s obligations under the rules or regulations of the Nasdaq Stock Market. Pursuant to the Securities Purchase Agreements, the holders of a majority of the issued and outstanding voting securities of the Company (the “Majority Stockholders”), approved, for purposes of Nasdaq Listing Rule 5635(d), by written consent in lieu of a special meeting dated February 20, 2025, the sale by the Company of the Notes to the Investors pursuant to the Securities Purchase Agreements, (i) with such terms and provisions of each of the Securities Purchase Agreements and related transaction documents, with such modifications, amendments or changes therein as the Company’s executive officer executing the same may deem necessary or appropriate, (ii) the conversion of the Notes in excess of the Exchange Cap; and (iii) the issuance by the Company of all of the shares of Class A common stock issuable upon conversion of the Notes, in excess of 20% or more of the Class A common stock outstanding before the issuance of the Notes and in accordance with Nasdaq Listing Rule 5635(d). The Company has agreed to file preliminary and definitive Information Statements on Schedule 14C within sixty (60) days of the date on which the Notes were issued in order to notify the stockholders of record of the Class A common stock as of April 1, 2025 that the Majority Stockholders have taken such action.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant.

The description of the Notes described in Item 1.01 is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 above is hereby incorporated herein by reference in this Item 3.02. The issuance of the Notes and the Conversion Shares was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
4.1	Form of Convertible Promissory Notes
10.1	Form of Securities Purchase Agreements dated February 21, 2025
10.2	Form of Registration Rights Agreements dated February 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNAIL, INC.

Date: February 25, 2025	By:	/s/ Xuedong Tian
	Name:	Xuedong Tian
	Title:	Co-Chief Executive Officer

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